                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 11th, 1998.



                                       /s/ Keith R. McKennon
                                           Keith R. McKennon

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 11th, 1998.



                                       /s/ Kathryn R. Braun
                                           Kathryn R. Braun

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 11th, 1998.



                                       /s/ Frederick W. Buckman
                                           Frederick W. Buckman

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 11th, 1998.



                                       /s/ C. Todd Conover
                                           C. Todd Conover

                            POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 11th, 1998.



                                       /s/ Nolan E. Karras
                                           Nolan E. Karras

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 14th, 1998.



                                       /s/ Robert G. Miller
                                           Robert G. Miller

                            POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 11th, 1998.



                                       /s/ Verl R. Topham
                                           Verl R. Topham

                            POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 11th, 1998.



                                       /s/ Don M. Wheeler
                                           Don M. Wheeler

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 11th, 1998.



                                       /s/ Nancy Wilgenbusch
                                           Nancy Wilgenbusch

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 11th, 1998.



               /s/ Peter I. Wold       Peter I. Wold

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 11th, 1998.



                                       /s/ Richard T. O'Brien
                                           Richard T. O'Brien

                            POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 11th, 1998.



                                       /s/ W. Charles Armstrong
                                           W. Charles Armstrong

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Kathryn A. Braun, Nolan E. Karras, Alan K. Simpson, Don M. Wheeler, and Nancy Wilgenbusch, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report of PacifiCorp on Form 10-K for the year ended December 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 17th, 1998.



                                       /s/ Alan K. Simpson
                                           Alan K. Simpson